EXHIBIT 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED REGULATIONS OF
SABINE PRODUCTION OPERATING, LLC
A TEXAS LIMITED LIABILITY COMPANY

This FIRST AMENDMENT TO AMENDED AND RESTATED REGULATIONS OF SABINE PRODUCTION OPERATING, LLC, a Texas limited liability company (this “First Amendment”) is made effective as of January 8, 2007 (the “Effective Date”).

RECITALS

WHEREAS, Sabine Production Operating, LLC (the “Company”) was organized as a Texas limited liability company by the filing of Articles of Organization (the “Articles”) under and pursuant to the Texas Limited Liability Company Act (as amended from time to time, the “Act”) and the issuance of a certificate of organization for the Company by the Secretary of State of Texas, on May 12, 2005 (the “Formation Date”);

WHEREAS, effective the Formation Date, Cano Petroleum, Inc., a Delaware corporation (“Cano”), Carlile Management, LLC, a Texas limited liability company (“Carlile Management”), and Haddock Enterprises, LLC, a Texas limited liability company (“Haddock Enterprises”), being all of the Members of the Company, adopted, executed, and agreed to the Regulations of Sabine Production Operating, LLC (the “Original Regulations”);

WHEREAS, effective August 3, 2005, Cano, Carlile Management, and Haddock Enterprises, being all of the Members of the Company, adopted, executed, and agreed to the Amended and Restated Regulations of Sabine Production Operating, LLC (the “Restated Regulations”);

WHEREAS, Section 10.05 of the Restated Regulations provides that the Restated Regulations may be amended only with the approval of the Governing Board of Managers and all of the Members;

WHEREAS, the Governing Board of Managers and all of the Members of the Company desire to amend the Restated Regulations as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, the Governing Board of Managers and all of the Members do hereby adopt, execute, and agree to amend the Restated Regulations, as follows, as of the Effective Date:

1.             The amount of the “$325,000.00” Commitment of each Member set forth on Exhibit “A” to the Restated Regulations shall be replaced in its entirety with the amount “$375,000.00”.

2.             Section 3.04 of the Restated Regulations is hereby deleted in its entirety and replaced with the following:

“3.04.  Withdrawal.  Notwithstanding anything to the contrary contained in these Restated Regulations, subsequent to the funding of a Member’s Commitment, a Member may withdraw from the Company without the approval of all of the other Members; provided, however, that any Member that withdraws from the Company thereby forfeits all of its Membership Interest and shall not be entitled to the return of any amounts in such Member’s capital account or to receive the fair value of its Membership Interest and shall have no obligation to return to the Company any distribution made to it prior to its withdrawal and (except for Member Recourse Debt, if any) shall have no obligation or liability with respect to nonrecourse indebtedness of the Company.  In addition, the withdrawing Member shall be deemed to be released from all of its obligations under these Restated Regulations and the Transaction Documents.”

3.             Defined Terms.  Capitalized terms that are not otherwise defined in this First Amendment shall have the same meanings ascribed to such terms in the Restated Regulations.

4.             Counterparts.  This First Amendment may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement.  It shall be necessary to account for only one such counterpart in proving this First Amendment.  To facilitate the execution and delivery of this First Amendment, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of any party to any counterpart may be appended to any other counterpart.

5.             Ratification and Confirmation.  Except as expressly modified and amended hereby, all terms, conditions, and provisions of the Restated Regulations remain unamended and unmodified and the Restated Regulations, as amended and modified hereby, are hereby ratified and confirmed by the Members.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Members and the Governing Board of Managers hereto have duly executed and approved this First Amendment as of the Effective Date.

Members:

CANO PETROLEUM, INC.

By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, Chairman and Chief Executive Officer

CARLILE MANAGEMENT, LLC

By:	/s/ Kenneth Q. Carlile
Kenneth Q. Carlile, President

HADDOCK ENTERPRISES, LLC

By:	/s/ Gerald W. Haddock
Gerald W. Haddock, President

Governing Board of Managers:

/s/ Jack I. Tompkins
Jack I. Tompkins, Manager

/s/ Dr. Kenneth Q. Carlile
Dr. Kenneth Q. Carlile, Manager

/s/ Gerald W. Haddock
Gerald W. Haddock, Manager

/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, Manager